                                                                      Exhibit 24


                               POWER OF ATTORNEY


The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                                   SIGNED:  /s/ JAMES R. BIRLE
                                                   ----------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY


The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                                  SIGNED:  /s/ PHILIP E. CUSHING
                                                  ------------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY



The undersigned certifies that he is Executive Vice President, Chief Financial Officer and a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                                SIGNED:  /s/ KURT E. DINKELACKER
                                                --------------------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY



The undersigned certifies that he is Vice Chairman, General Counsel and a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                              SIGNED:  /s/ WILLIAM F. DRAKE, JR.
                                              ----------------------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY



The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                               SIGNED:  /s/ FREDERICK S. HAMMER
                                               --------------------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY


The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as her attorneys-in-fact, each with the power of substitution, to execute on her behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                         SIGNED:  /s/ BARBARA BARNES HAUPTFUHRER
                                         ---------------------------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY



The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                                 SIGNED:  /s/ RICHARD A. JALKUT
                                                 ------------------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY



The undersigned certifies that he is Chairman, Chief Executive, President and a Director of IKON Office Solutions, Inc. ("IKON").

The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing Registration Statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said Registration Statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


Dated this 11th day of March, 1998.


                                                   SIGNED:  /s/ JOHN E. STUART
                                                   ---------------------------